UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 17, 2020 (April 13, 2020)
Townsquare Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-36558 (Commission File Number)	27-1996555 (I.R.S. Employer Identification No.)
________________________________________________________

One Manhattanville Road, Suite 202
Purchase, New York 10577
(Address of principal executive offices, including zip code)

(203) 861-0900
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	TSQ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 1.01 Entry into a Material Definitive Agreement
On April 13, 2020, Townsquare Media, Inc. (the “Company”), certain lenders party thereto and Royal Bank of Canada, in its capacity as administrative agent and collateral agent (the “Agent”), entered into Amendment No. 5 (the “Amendment”) to that certain Credit Agreement, dated as of April 1, 2015 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”).
The Amendment extends the time period for delivery of the Company’s audited financial statements for the fiscal year ended December 31, 2019 and certain related information and documentation until June 15, 2020, and also waives any default under the Credit Agreement resulting from the failure to comply with Section 6.1(c) of the Credit Agreement in connection with the failure to deliver the financial statements and related information required to be delivered on April 6, 2020. The Amendment includes customary representations and does not limit, impair or constitute a waiver of the rights and remedies of the lenders or the Agent, and except as expressly provided in the Amendment, does not amend or affect the terms of the Credit Agreement.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 16, 2020, the Board of Directors (the “Board”) of the Company took action to rebalance the classes of the Board so that the three classes are as nearly equal in number as is practicable. Solely for the purpose of effecting this rebalancing, Bill Wilson, our Chief Executive Officer and an existing Class I member of the Board, resigned from the Board and was immediately reappointed to serve as a Class III director, to serve until the Company’s 2020 annual meeting of shareholders.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit

10.1
Amendment No. 5, dated April 13, 2020, to the Credit Agreement, dated as of April 1, 2015 (as amended by the Incremental Amendment Agreement No. 1 dated as of September 1, 2015, Amendment No. 2 dated as of February 8, 2017, Amendment No. 3 dated as of October 20, 2017 and Amendment No. 4 dated April 30, 2019), among Townsquare Media, Inc., each lender from time to time party thereto, and Royal Bank of Canada, as administrative agent and collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWNSQUARE MEDIA, INC.

By:	/s/ Stuart Rosenstein
Name: Stuart Rosenstein
Title: Executive Vice President and Chief Financial Officer

Date: April 17, 2020

EXHIBIT INDEX

Number	Exhibit

10.1
Amendment No. 5, dated April 13, 2020, to the Credit Agreement, dated as of April 1, 2015 (as amended by the Incremental Amendment Agreement No. 1 dated as of September 1, 2015, Amendment No. 2 dated as of February 8, 2017, Amendment No. 3 dated as of October 20, 2017 and Amendment No. 4 dated April 30, 2019), among Townsquare Media, Inc., each lender from time to time party thereto, and Royal Bank of Canada, as administrative agent and collateral agent.